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                                                Filed Pursuant to Rule 497(e)
                                                Registration File No.: 333-88703


                     SUPPLEMENT DATED APRIL 24, 2003 TO THE
              PROSPECTUS OF MORGAN STANLEY 21st CENTURY TREND FUND
                            DATED SEPTEMBER 30, 2002



            On April 24, 2003, the Board of Trustees of Morgan Stanley 21st Century Trend Fund (the "Fund") approved an Agreement and Plan of Reorganization by and between the Fund and Morgan Stanley American Opportunities Fund ("American Opportunities"), pursuant to which substantially all of the assets of the Fund would be combined with those of American Opportunities and shareholders of the Fund would become shareholders of American Opportunities receiving shares of American Opportunities equal to the value of their holdings in the Fund (the "Reorganization"). Each shareholder of the Fund will receive the Class of shares of American Opportunities that corresponds to the Class of shares of the Fund currently held by that shareholder. The Reorganization is subject to the approval of shareholders of the Fund at a special meeting of shareholders to be held on or about September 17, 2003. A proxy statement formally detailing the proposal, the reasons for the Trustees' action and information concerning American Opportunities will be distributed to shareholders of the Fund.



April 24, 2003